EXHIBIT 4.1

Number                                                                    Shares
------                                                                    ------

                                                                See Reverse Side
                                                         for Certain Definitions

                                                           CUSIP No. 67034R 10 9


                                     NUCLEUS
               INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA

THIS CERTIFIES THAT                                              is the owner of




              FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK,
                        PAR VALUE OF $.001 PER SHARE, OF

                                  NUCLEUS, INC.

transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

     IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by the facsimile signatures of its duly authorized officers and to be sealed with the facsimile seal of the Corporation.

Dated:


____________________________________       ____________________________________
            President                                   Secretary



                                          COUNTERSIGNED:

                                             ILLINOIS STOCK TRANSFER
                                             COMPANY, Transfer Agent


                                             By:________________________________
                                                       Authorized Officer

THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS A STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OF THE CORPORATION OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUESTS SHALL BE MADE TO THE CORPORATION'S SECRETARY AT THE PRINCIPAL OFFICE OF THE CORPORATION.
________________________________________________________________________________

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:
TEN COM - as tenants in common       UNIF GIFT MIN ACT - _______Custodian_______
TEN ENT - as tenants by the entireties                   (Cust)          (Minor)
JT TEN  - as joint tenants with right of                 under Uniform Gifts to
          survivorship and not as                        Minors Act
          tenants in common
                                                         _______________________
                                                                 (State)


     Additional abbreviations may also be used though not in the above list.
________________________________________________________________________________

For value received ______________________ hereby sell, assign and transfer unto
________________________________________________________________________________
TAXPAYER IDENTIFICATION       PLEASE PRINT OR TYPE--NAME AND ADDRESS OF ASSIGNEE
NUMBER
________________________________________________________________________________
                                                                      SHARES
____________________________________________________________________

________________________________________________________________________________
TAXPAYER IDENTIFICATION       PLEASE PRINT OR TYPE--NAME AND ADDRESS OF ASSIGNEE
NUMBER
________________________________________________________________________________
                                                                      SHARES
____________________________________________________________________

________________________________________________________________________________

of the capital stock represented by the within Certificate and do hereby irrevocably constitute and appoint______________________________________________
_______________________ Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.



Dated ________________ 19___
                                          ______________________________________
                                          Signature(s)


                                          ______________________________________
                                          Signature(s)

       IMPORTANT                 NOTICE:  THE SIGNATURE(S) ON THIS ASSIGNMENT
       ---------                          MUST CORRESPOND WITH THE NAME(S) AS
A NOTARY SEAL IS NOT                      WRITTEN UPON THE FACE OF THE
ACCEPTABLE. THE SIGNATURE(S)              CERTIFICATE IN EVERY PARTICULAR
MUST BE GUARANTEED BY AN                  WITHOUT ALTERATION OR ENLARGEMENT, OR
ELIGIBLE GUARANTOR INSTITUTION            ANY CHANGE WHATEVER.
SUCH AS A COMMERCIAL BANK,
TRUST COMPANY, SAVINGS AND
LOAN, CREDIT UNION OR BROKER
WITH MEMBERSHIP IN AN APPROVED
SIGNATURE GUARANTEE MEDALLION
PROGRAM. PURSUANT TO SEC RULE
17AD-15.

                                 _______________________________________________
                                         Medallion Signature(s) guarantee: